UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934
November 8, 2006
Date of report (Date of earliest event reported)
IMAX Corporation
(Exact Name of Registrant as Specified in Its Charter)

Canada	0-24216	98-0140269
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)
2525 Speakman Drive, Mississauga, Ontario, Canada, L5K 1B1
(Address of Principal Executive Offices) (Postal Code)
(905) 403-6500
(Registrant’s Telephone Number, Including Area Code)
N/A
(Former Name or Former Address, if Changed Since Last Report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communication pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communication pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Special Note Regarding Forward-Looking Information
     This current report including the exhibits attached hereto may contain “forward-looking statements” including, but not limited to, references to future capital expenditures, business and technology strategies and measures to implement strategies, competitive strengths, goals, expansion and growth of business and operations, plans and references to the future success of the Company and expectations regarding the Company’s future operating results. These forward-looking statements are based on certain assumptions and analyses made by the Company in light of its experience and its perception of historical trends, current conditions and expected future developments, as well as other factors it believes are appropriate in the circumstances. However, actual results and developments are subject to a number of risks and uncertainties, including, but not limited to, general economic, market or business conditions; the opportunities (or lack thereof) that may be presented to and pursued by the Company; competitive actions by other companies; conditions in the in-home and out-of-home entertainment industries; changes in laws or regulations; conditions and developments in the commercial exhibition industry; the acceptance of the Company’s new technologies; risks associated with investments and operations in foreign jurisdictions and any future international expansion, including those related to economic, political and regulatory policies of local governments and laws and policies of the United States and Canada; the potential impact of increased competition in the markets the Company operates within; and other factors, many of which are beyond the control of the Company. All of the forward-looking statements made in this current report are qualified by these cautionary statements, and actual results or anticipated developments by the Company may not be realized, and even if substantially realized, may not have the expected consequences to, or effects on, the Company. The Company undertakes no obligation to update publicly or otherwise revise any forward-looking information, whether as a result of new information, future events or otherwise. These and other risk factors are discussed in the Company’s Annual Report on Form 10-K for the year ended December 31, 2005, and in the subsequent reports filed by the Company with the Securities and Exchange Commission.
Item 2.02   Results of Operations and Financial Condition
     On November 8, 2006, IMAX Corporation (the “Company”) issued a press release announcing the Company’s financial and operating results for the quarter ended September 30, 2006, a copy of which is attached as Exhibit 99.1.
Item 7.01   Regulation FD Disclosure
     Pursuant to Regulation FD, information is being attached as exhibits to this Current Report with respect to a presentation to be made by Richard L. Gelfond and Bradley J. Wechsler, the Company’s Co-Chief Executive Officers on the Q3 2006 IMAX Corporation Earnings Conference Call and Live Webcast, on November 9, 2006. This presentation will include an overview of the Company’s transition to a digital IMAX system and the acceleration of the Company’s joint venture investment strategy. The slides that will be presented during the Webcast are attached as Exhibit 99.2. The slides can also be viewed, until December 9, 2006, on www.imax.com by clicking on ‘Company Info’ and then ‘Investor Relations’.
     The information in this current report on Form 8-K, including the Exhibit attached hereto, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933.

Item 9.01   Financial Statements and Exhibits
(c)   Exhibits

Exhibit No.	Description
99.1	Press Release, dated November 8, 2006

99.2	Investor Presentation regarding Transition to Digital/Joint Ventures, dated November 9, 2006

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

IMAX Corporation (Registrant)
Date: November 9, 2006	By:	"Richard L. Gelfond"
		Name:	Richard L. Gelfond
		Title:	Co-Chairman and Co-Chief Executive Officer